                                                                  Exhibit 99.1
NORDSTROM
For Immediate Release
July 10, 2003

                                                              INVESTOR CONTACT:
                                                               Stephanie Allen
                                                               Nordstrom, Inc.
                                                                 (206)303-3262

                                                                 MEDIA CONTACT:
                                                             Shasha Richardson
                                                               Nordstrom, Inc.
                                                                 (206)373-3038



                        NORDSTROM REPORTS JUNE 2003 SALES
                       -----------------------------------

     SEATTLE - July 10, 2003 - Nordstrom, Inc. (NYSE: JWN) today reported preliminary sales of $655.7 million for the five-week period ending July 5, 2003, an increase of 6.4 percent compared to sales of $616.0 million for the five-week period ending July 6, 2002. Same-store sales increased 1.9 percent.
     June same-store sales in full-line stores increased in the Northwest, East Coast and Central States geographic regions. By merchandise division, same-store sales increased in Shoes, Men's Apparel, Cosmetics, Women's Active Wear and Women's Designer Apparel.
     Preliminary quarter-to-date sales of $1.1 billion increased 7.2 percent compared to 2002 quarter-to-date sales of $1.0 billion. Quarter-to-date same-store sales increased 2.5 percent.
     Preliminary year-to-date sales of $2.4 billion increased 5.2 percent compared to year-to-date 2002 sales of $2.3 billion. Year-to-date same-store sales increased 0.4 percent.

GAAP SALES PERFORMANCE
---------------------
     The additional information provided in this section is to comply with the Securities and Exchange Commission's newly issued Regulation G. The Company converted to a 4-5-4 Retail Calendar at the beginning of 2003. This change in the fiscal calendar has resulted in additional days of sales being included in the current period versus the same period in the prior year.
Sales performance numbers included in this sales release have been calculated on a comparative 4-5-4 basis. The Company believes that adjusting for the additional days provides a more comparable basis (4-5-4 vs. 4-5-4) from which to evaluate sales performance. The following reconciliation bridges 2002 GAAP sales to the 4-5-4 comparable sales.

SALES RECONCILIATION ($M)
-------------------------

                                                           Dollar         % Change      % Change
                               June 2003  June 2002       Increase       Total Sales    Comp Sales
                               ---------  --------       ----------      -----------    ----------
      Number of Days GAAP           35        30
               GAAP Sales       $655.7    $563.5             92.2            16.4%        11.0%
  Less June 1, 2002 sales            -    ($18.9)
Plus July 1-6, 2002 sales            -     $71.4
                               --------   --------
    Reported 4-5-4 sales        $655.7    $616.0             39.7             6.4%         1.9%
                               --------   --------
     4-5-4 Adjusted Days            35        35

SALES RECONCILIATION ($M)
-------------------------

                                                           Dollar        % Change      % Change
                               QTD 2003   QTD 2002        Increase      Total Sales    Comp Sales
                               --------   --------      -----------     -----------    ---------
      Number of Days GAAP           63         61
               GAAP Sales     $1,104.5   $1,023.8            80.7           7.9%          3.1%
 Less May 1-4, 2002 sales            -     ($65.2)
Plus July 1-6, 2002 sales            -      $71.4
                               --------   --------
     Reported 4-5-4 sales     $1,104.5   $1,030.0            74.5           7.2%          2.5%
                               --------   --------
     4-5-4 Adjusted Days            63         63


SALES RECONCILIATION ($M)
-------------------------

                                                           Dollar        % Change      % Change
                               YTD 2003   YTD 2002        Increase      Total Sales    Comp Sales
                               --------   --------      -----------     -----------    ---------
      Number of Days GAAP          155        150
               GAAP Sales     $2,448.1   $2,269.6           178.5           7.9%          2.1%
        Less Feb. 1, 2003       ($18.2)         -
Less Feb. 1-2, 2002 sales            -     ($30.6)
Plus July 1-6, 2002 sales            -      $71.4
                               --------   --------
     Reported 4-5-4 sales     $2,429.9   $2,310.4           119.5           5.2%          0.4%
                               --------   --------
     4-5-4 Adjusted Days           154        154


FUTURE REPORTING DATES
     Nordstrom's financial release calendar for the next several months is provided in the table below.
               July Sales Release             Thurs., August 7, 2003
               Second Quarter Earnings        Thurs., August 21, 2003
               August Sales Release           Thurs., September 4, 2003
               October Sales Release          Thurs., October 9, 2003

     Nordstrom, Inc. is one of the nation's leading fashion specialty retailers, with 143 US stores located in 27 states. Founded in 1901 as a shoe store in Seattle, today Nordstrom operates 89 full-line stores, 47 Nordstrom Racks, five Faconnable boutiques, one free-standing shoe store, and one clearance store. Nordstrom also operates 31 international Faconnable boutiques, primarily in Europe. Additionally, Nordstrom serves customers through its online presence at http://www.nordstrom.com and through its direct mail catalogs.

SALES SUMMARY
(unaudited; $ in millions)             June     June       QTD       QTD        YTD       YTD
                                       2003     2002       2003      2002       2003      2002
                                       ----     ----       ----      ----       ----      ----
Total sales                          $655.7    $616.0    $1,104.5  $1,030.0   $2,429.9  $2,310.4
Total sales percentage change          6.4%      7.4%       7.2%      6.7%       5.2%      4.1%

Same-store sales percentage change
     Full-line stores                  2.1%      1.8%       2.6%      1.3%       0.5%     (0.9%)
     Rack and other stores             0.7%     18.9%       1.6%     12.3%      (0.5%)     6.0%
     All stores                        1.9%      3.2%       2.5%      2.4%       0.4%     (0.1%)

Number of stores (as of July 5, 2003)
     Full-line                          89         83
     Rack and other                     54         53
     International Faconnable boutiques 31         23
                                       ---        ---
     Total                             174        159

Gross square footage
 (as of July 5, 2003)             18,628,000    17,455,000




      Certain statements in this news release contain "forward-looking" Information (as defined in the Private Securities Litigation Reform Act of 1995) that involves risks and uncertainties, including anticipated results, store openings and distribution channels, planned capital expenditures, and trends in company operations. Actual future results and trends may differ materially from historical results or current expectations depending upon factors including, but not limited to, the company's ability to predict fashion trends, consumer apparel buying patterns, the company's ability to control costs, weather conditions, hazards of nature such as earthquakes and floods, trends in personal bankruptcies and bad debt write-offs, changes in interest rates, employee relations, the company's ability to continue its expansion plans, and the impact of economic and competitive market forces, including the impact of terrorist activity or the impact of a war on the company, its customers and the retail industry. Our SEC reports may contain other information on these and other factors that could affect our financial results and cause actual results to differ materially from any forward-looking information we may provide.
                                      ###